UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 29, 2013

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35121 (Commission File Number)	27-1840403 (I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 29, 2013, Air Lease Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and on behalf of the several underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”), relating to the public offering of $400.0 million aggregate principal amount of the Company’s 4.750% senior unsecured notes due 2020 (the “Notes”).

The Notes are being offered pursuant to an effective shelf registration statement (File No. 333-184382) that the Company previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement filed with the SEC on January 29, 2013, and a final prospectus supplement filed with the SEC on January 30, 2013.  The offering of the Notes is expected to close on February 5, 2013, subject to satisfaction of customary closing conditions.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Underwriters and their respective affiliates have provided in the past to the Company and its affiliates, and may provide to the Company and its affiliates from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.  In addition, certain affiliates of the Underwriters are lenders under our credit agreements, including the revolving credit facility that may be paid down with net proceeds from this public offering.

The Company issued a press releases announcing the pricing of the Notes on January 29, 2013. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
1.1

Underwriting Agreement, dated January 29, 2013, between Air Lease Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and on behalf of the several underwriters listed therein.

99.1	Press Release dated January 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION
Date: February 4, 2013

	By:	/s/ Carol H. Forsyte
Name: Carol H. Forsyte
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated January 29, 2013, between Air Lease Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for itself and on behalf of the several underwriters listed therein.

99.1	Press Release dated January 29, 2013.